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                                                                   Exhibit 10.23


              NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

                           CONSOLIDATION LOAN PROGRAM

                         LENDER PARTICIPATION AGREEMENT

         AGREEMENT, made this l/st/ day of July, 2002 by and between NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION, an educational corporation created by act of the Legislature of the State of New York with its principal office at One Commerce Plaza, Albany, New York (hereinafter called the "Corporation"), and STUDENT LOAN FINANCE CORPORATION & SUBSIDIARIES (US BANK, TRUSTEE) located at ABERDEEN, SD 57401-4173 (hereinafter called the "Lending Institution).

                                   WITNESSETH:

         WHEREAS, the Lending Institution wishes to participate in a program of consolidation loans for eligible borrowers under Title IV, Parts B and E, of the Higher Education Act of 1965, as amended, and under subpart II of Part C of Title VII of the Public Health Services Act, hereinafter the program being referred to as the "Consolidation Loan Program," and

         WHEREAS, the Corporation has executed an agreement with the United States Commissioner of Education to guarantee student loans, pursuant to part B of subchapter IV of Chapter 28 of Title 20 of the United States; and

         WHEREAS, the Lending Institution is an eligible lender as such term is defined under Title IV, Part B of the Higher Education Act of 1965, as amended, and one of the types of eligible lenders described in section 428C(l) of such Act, and as such may participate in the Consolidation Loan Program.

         THEREFORE, it is agreed by the Corporation and the Lending Institution as follows:

         1) Provided the Lending Institution remains an eligible lender participating in the Corporation's Guaranteed Student Loan Program and complies with the terms and conditions of this Agreement, the Corporation shall insure all consolidation loans made by the eligible lender which are eligible for such reinsurance under the Acts and such Regulations issued thereunder applicable thereto, which Acts and Regulations, as they may from time to time be amended, are made a part of this Agreement.

         2) A Lending Institution shall make a consolidation loan only if the borrower shall certify that he or she has no other application pending for consolidation loan, the Lending Institution holds at least one of the borrower's eligible loans for consolidation or obtains from the borrower a certificate that the borrower has been unable to obtain a consolidation loan from the holders of his/her outstanding loans selected for consolidation.

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         3)   The loan shall meet the applicable requirements for a
              consolidation loan set forth in section 428C(1) of the Higher Education Act of 1965, as amended, and the regulations and such other published terms and conditions as the United States Secretary of Education or the Corporation have established or shall hereinafter establish in relation of the Consolidation Loan Program.

         4) The Lending Institution shall pay proceeds of the consolidation loan to the holder(s) of the loans selected for consolidation to fully discharge the liability of the borrower of such loans.

         S) The Lending Institution may terminate this Agreement upon 60 days written notice to the Corporation. This Agreement may also be terminated by the Corporation in a manner provided for under this Agreement and applicable law and regulations. The termination of the Agreement shall not affect the Corporation's insurance of any consolidation loan made prior to such termination. Nothing herein contained, however, shall be deemed to waive, or act to prohibit or prevent the Corporation from asserting, any defense to an insurance obligation of any consolidation loan that may be available to it under the terns of this Agreement.

         6) The Lending Institution's authority to participate in the Consolidation Loan Program shall be subject to the Corporation's Guaranteed Student Loan Program's limitation, suspension, and termination proceedings. Any limitation or suspension of the authority to participate in the Consolidation Loan Program imposed in such a proceeding shall similarly suspend or limit the right of the Lending Institution to make such loans under this Agreement; a termination of authority to participate in the Consolidation Loan Program shall act to terminate this Agreement. Any limitation, suspension or termination of participation in the Corporation's program resulting from any such proceeding, however, shall not affect the insurance on any consolidation loan made prior to such action. Nothing herein contained, however, shall be deemed to waive, or act to prohibit or prevent the Corporation from asserting, any defense to an insurance obligation on any consolidation loan that may be available to it under terms of this Agreement.

         7) The Lending Institution shall make such reports to the Corporation as to consolidation loans as the Corporation shall require. This shall be deemed to include but not be limited to providing the Corporation with a copy of the borrower's application and promissory note and the borrower's repayment schedule and any revision thereof.

         IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their respective officers as of the day and date first above written.

NEW YORK STATE HIGH EDUCATION              STUDENT LOAN FINANCE CORPORATION
SERVICES CORPORATION                       AND SUBSIDIARIES (US BANK, TRUSTEE)

Name: Brenda F. Smith                      Name: TOM STEELE

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Signature:   /s/ Brenda F. Smith            Signature:   /s/ Tom Steele
Title: V.P. Loans Division                  Title: Corporate Trust Officer
Date:  7/1/02                               Date:  1-30-02

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              NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION
                     CERTIFICATE OF COMPREHENSIVE INSURANCE

The New York State Higher Education Services Corporation, herein referred to as the "Corporation," hereby certifies that:

1. This Certificate applies to consolidation loans made by Student Loan Finance Corp. & Subsidiaries (US Bank, Trustee) herein referred to as the "Lender".

2. All consolidation loans made by the Lender which are made in conformity with the requirements of Section 428C of Part B of title IV of the Higher Education Act of 1965, as amended, are fully insured by the Corporation against loss of principal and interest, provided:

       a. The Lender has determined to is satisfaction, in accordance with reasonable and prudent business practices, as to each loan being consolidated pursuant to this Certificate:

              (i) that each such loan is a legal, valid, and binding obligation of the borrower,

              (ii) that each such loan was made, insured and serviced in compliance with applicable laws and regulations; and

              (iii) that the insurance on each such loan is in full force and effect.

       b. This Certificate has not been terminated by the Corporation in accordance with its terms.

       c. The aggregate amount to which this Certificate applies, which is specified in part 4 of this Certificate, has not been exceeded.

       d. The Lender shall make such reports to the Corporation and shall provide such information and documentation to the Corporation as to consolidation loans as the Corporation shall require.

       e. That if the Lender of this Certificate no longer proposes to make consolidation loans, the Lender will so notify the Corporation in order that this Certificate may be terminated. Such termination shall not affect the insurance of any consolidation loan made prior thereto. Nothing herein contained, however, shall be deemed to waive, or act to prohibit or prevent the Corporation from asserting any defense to an insurance obligation on any consolidation loan that may be available to it under the terms of this Certificate.

       f. The Lender establishes and maintains repayment terms for consolidation loans as are authorized by, and will promote the objectives of, Section 428C of Part B of Title IV of the Higher Education Act of 1965, as amended, including, but not limited to, offering an income-sensitive repayment schedule made in accordance with the regulations promulgated by the Secretary of the United States

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              Department of Education. In any event, consolidation loan
              borrowers must be allowed to accelerate repayment of the whole or any part of their consolidation loan without penalty. At the Corporation's request, the Lender will provide the Corporation with copies of the Lender's records relating to the repayment arrangements offered by the Lender which are described in this subsection.

3.     This Certificate shall become effective upon execution by HESC.

4. This Certificate applies to loans in an aggregate original principal amount of up to two billion dollars ($2,000,000,000.00).

5. All administrative and procedural matters related to loans issued under this Certificate, as well as any claims submitted by the Lender under this Certificate, should be addressed to: New York State Higher Education Services Corporation, Bureau of Lender Services, 99 Washington Avenue, Albany, NY 12255.

6. If the Consolidation Loan Program Lender Participation Agreement between the Lender and the Corporation dated July 1 ,2002 shall be terminated for any reason, this Certificate shall also terminate without further notice. Such termination shall not affect the insurance on any consolidation loan made prior thereto. Nothing herein contained, however, shall be deemed to waive or act to prohibit or prevent the Corporation from asserting any defense to an insurance obligation on any consolidation loan that may be available to it under the terms of this Certificate.

7. The Lender's authority to participate in the Consolidation Loan Program is administered by the Corporation is subject to limitation, suspension or termination for violation of the requirements of federal or New York State law and/or regulations applicable to the Federal Family Education Loan program, the terms of the above-referenced Consolidation Loan Program Lender Participation Agreement between the Lender and the Corporation, or the terms of this Certificate. No such action shall affect the insurance on any consolidation loan made to prior to a termination of authority effected in such proceeding. Nothing herein contained, however, shall be deemed to waive, or act to prohibit or prevent the Corporation from asserting any defense to an insurance obligation on any consolidation loan that may be available to it under the terms of this Certificate.

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NEW YORK STATE HIGHER EDUCATION         By: /s/ Brenda F. Smith
SERVICES CORPORATION                    Name:   Brenda F. Smith
                                        Title:  Vice President-Loans Division

                                        Date:   7/1/02
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            NEW JERSEY HIGHER EDUCATION STUDENT ASSISTANCE AUTHORITY
                             GUARANTY LOAN AGREEMENT

This AGREEMENT is made this 30/th/ day of January, 2002 by and between New Jersey Higher Education Student Assistance Authority, a body corporate and politic with corporate succession, created by N.J.SA. 18A:71A-1 et seq., as amended, whose office is located at 4 Quakerbridge Plaza, P.O. Box 540, Trenton, New Jersey 08625 ("Authority") and STUDENT LOAN FINANCE CORPORATION AND SUBSIDIARIES (US BANK TRUSTEE) with its principal office at 105 SOUTHWEST FIRST AVENUE, ABERDEEN, SD 57401-4173 ("Lender").

WHEREAS: Lender wishes to be able to secure guarantee of loans made to or on behalf of students pursuing programs of postsecondary education at eligible institutions pursuant to Title IV of the Higher Education Act of 1965, as amended (the "Act"), regulations thereunder, and applicable state law; and

WHEREAS: the Authority, which exists for the purpose of providing assistance to students pursuing programs of postsecondary education at eligible institutions as defined by the Act, regulations thereunder, and N.J.S.A. 18A:71A-1 et seq., is authorized to guarantee loans; and

WHEREAS: the Authority desires that Lender shall make loans to or on behalf of students, at Lender's option in each instance, the Authority to guarantee the payment thereof upon the terms, conditions and agreements herein contained;

NOW, THEREFORE, it is mutually agreed that:

1. Within such limits as may be set by the Act, regulations thereunder, New Jersey statutes, regulations thereunder, and this AGREEMENT, the Authority (i) shall guarantee loans with a first disbursement prior to October 1, 1993 no less than 100 percent of full amount of such loans, including principal and interest, held by the lender, and (ii) shall guarantee loans with a first disbursement on or after October 1, 1993 no less than 98 percent of the full amount of all loans, including principal and interest, made by the Lender, except that all loans continue to be 100 percent guaranteed in the event of death, disability or bankruptcy, situations covered by Section 428(j) or Section 439(q) of the Act or other non-default claim (e.g., closed school or false certification) regardless of disbursement date.

2. Whenever any guaranteed loan shall be in default (as defined by the Act, regulations thereunder, New Jersey statutes, and regulations thereunder), or upon the death or total and permanent disability of a borrower, or upon bankruptcy, situations covered by Section 428(j) or Section 439(q) of the Act or other non-default claim, the Authority shall purchase the loan in an amount equal to the outstanding principal plus unpaid accrued interest in accordance with paragraph 1, provided that the loan was made in accordance with the Act, regulations thereunder, New Jersey statutes, regulations thereunder; Lender has exercised due diligence in the making, servicing, and collection of such loan; Lender has subrogated title to the loan note to the Authority to the extent of the affected loans(s); and Lender has otherwise performed its obligations under this AGREEMENT.

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3.     The Authority shall guarantee loans without regard to sex, age, race, color, religion, handicapped status, income, national origin and any other basis prohibited by applicable law and Lender shall not discriminate in the making of loans to eligible borrowers, as defined by the Act and New Jersey statutes, or in the treatment of such borrowers on any prohibited basis.

4. Lender shall provide notification to the Authority when it acquires a loan for which the Authority has issued a notice of loan guarantee_ Regarding a guaranteed loan already held by Lender, in order for a loan account to remain subject to the Authority guarantee obligation, the loan may be transferred only to another approved lender or eligible holder of New Jersey guaranteed loans.

5. Lender shall notify the Authority of any servicing or management of Lender's guaranteed loan portfolio performed by an agent(s) other than the holder of record.

6. Lender agrees to serve, upon the Authority's request, in the New Jersey Stafford Loan Program, as a lender of last resort during the term of this AGREEMENT. Lender of last resort loans defined in sections 428(j) and 439(q) of the Act, are 100 percent guaranteed. New Jersey lender of last resort Stafford Loans shall be assigned to lenders of last resort on a rotation basis and in proportion to the total New Jersey Stafford Loan dollar volume made by such lenders_

7. Payment of a loan may be extended in whole or in part, and the provisions of the loan may be modified without notice to and without affecting the liability of the Authority, if such extension or modification complies with the requirements for loans under this AGREEMENT, the Act, regulations thereunder, New Jersey statutes, and regulations thereunder.

8. Lender shall not provide to or accept financial inducements from any school for making New Jersey guaranteed loans available to students attending a school.

9. Lender shall maintain for all loans guaranteed a system of records and accounts, shall afford access thereto at reasonable times and intervals, and shall furnish such periodic and separate reports as may reasonably be required by the U.S. Department of Education and the Authority, under the Act, regulations thereunder, New Jersey statutes, and regulations thereunder. For loans paid in full or otherwise discharged, Lender shall also maintain records as required by the Act, regulations thereunder, New Jersey statutes, and regulations thereunder. For example, Lender shall retain the records required for each loan for not less than five years following the date the loan is repaid in full by the borrower.

10. For loans processed through the New Jersey Automated Loan Processing System (NJALPS), Lender authorizes the Authority to act as follows:

       a. The Authority shall retain on behalf of the Lender the school's statement of the student's enrollment, borrower/student's need, and eligibility for the period as required of Lender by the Act and regulations thereunder, and

       b. The Authority shall provide borrower/student and school information needed to make a loan under the Act and regulations thereunder to Lender or Lender's Representative (i.e., the servicer of the loan), by data processing means or other

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              means determined by the Authority, for Lender's consideration in deciding whether to make the loan to the applicant.

11. To facilitate guarantee processing of Federal Family Education Loan Program (FFELP) loans when a Master Promissory Note is NOT used (e.g., Common Loan Application/Promissory Note and PLUS Application/Promissory Note), so that obtaining multiple loan amount approvals from Lender is not needed in such situations when there is a change in the allocation of subsidized and unsubsidized loan amounts or a change in the amount certified by the school, the Authority will perform the following on behalf of Lender:

       a. The Authority will receive application and promissory note data for FFELP loans ("application data") provided by the school, the borrower, or the Lender. The Authority will review the application data for completeness and when needed, contact the appropriate party to collect missing information.

       b. The Authority will review the application data provided by the borrower, the student, school, and the lender, as applicable, and guarantee loans for the lesser of the amount the borrower requests, the student's financial need, the amount certified by the school, or the applicable grade level maximum.

       c. The Authority will provide the Lender with a Loan Guaranty Notice and Disclosure Statement. If the Lender wishes to deny or reduce the loan, the Lender will so notify the Authority. If the amount is changed, the Authority will send the Lender a replacement guaranty notice reflecting that change. Nothing in this AGREEMENT shall prevent the Lender from disbursing, upon proper notice to the Authority and the borrower, a loan amount less than the amount guaranteed.

12. The Authority shall maintain at all times reserve levels which comply with the Act, regulations thereunder, N.J.SA. 18A:71A-1 et seq., and regulations thereunder.

13. Failure of Lender to comply with the terms of this AGREEMENT with respect to an individual loan or loans shall not invalidate the guarantee of the Authority to Lender with respect to other loans held in compliance with the terms of this AGREEMENT.

14. Lender and Authority agree to comply with all applicable Federal and State statutes, rules, and regulations, whether applicable presently or hereafter in performing the terms of this AGREEMENT.

15. This AGREEMENT maybe terminated by either party by giving thirty (30) days notice in writing to the other party by certified mail. All rights and obligations hereunder shall immediately cease upon termination, except the rights and obligations of the parties which existed prior to the date of such termination.

16. The Authority and Lender each represents to the other that it has the full and unencumbered right to enter this AGREEMENT and to fully perform its obligations hereunder.

17. This AGREEMENT sets forth the entire agreement of the parties with respect to any and all loans which may be made hereunder.

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18.    If any provision of this AGREEMENT is invalid under the Act, regulations thereunder, New Jersey statutes, or regulations thereunder and the invalidity shall not affect other provisions of this AGREEMENT which can be given effect without the invalid provisions, then to this end, the provisions of this AGREEMENT are severable.

19. This AGREEMENT is to be governed by and construed in accordance with the internal laws of the State of New Jersey, without giving effect to conflict of law principles.

IN WITNESS WHEREOF, the parties have caused this AGREEMENT to be executed by their duly authorized representatives, and their respective seals to be affixed, as of the dates indicated below.

Date:  February 20, 2002              NEW JERSEY HIGHER EDUCATION STUDENT
                                      ASSISTANCE AUTHORITY

                                      By:  /s/ Lynn B. Kegelman
                                             Lynn B. Kegelman, Esq.
                                      Title: Director of Government Relations
                                             and Legal Affairs

Date:  1-30-2002                      STUDENT LOAN FINANCE CORPORATION &
                                      SUBSIDIARIES (US BANK TRUSTEE)

                                      By:  /s/ Tom Steele
                                             Tom Steele, Corporate Trust Officer
                                                   833405
                                      Lender Identification Number(s)
                                                   41-0256895
                                      Employer Identification Number